Huntington ForeRetirement Variable Annuity

Supplement Dated June 17, 2021

to your Prospectus Dated May 3, 2021

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

The Board of Trustees of Forethought Variable Insurance Trust approved an Agreement and Plan of Reorganization providing for the reorganization of each Merging Portfolio below (each a “Merging Portfolio”) into the corresponding Acquiring Portfolio (each an “Acquiring Portfolio”) (collectively, the “Reorganizations”). The Reorganizations are expected to occur after the close of business on or about August 20, 2021 (the “Closing Date”).

Merging Portfolio Sub-Account and Share Class	Corresponding Acquiring Portfolio Sub- Account and Share Class
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio – Class II Shares	Global Atlantic Balanced Managed Risk Portfolio – Class II Shares
Global Atlantic PIMCO Tactical Allocation Portfolio – Class II Shares	Global Atlantic Wellington Research Managed Risk Portfolio – Class II Shares

On or about the close of business on August 20, 2021:

•	Premium Payments. You will no longer be able to allocate new Premium Payments to either of the Merging Portfolios’ Sub-Accounts, including allocations via InvestEase. If any portion of your future Premium Payments is allocated to either of the Merging Portfolios’ Sub-Accounts, you must redirect that allocation to another Sub-Account available under your Contract, subject to applicable Investment Restrictions.

•	Sub-Account Transfers. You will no longer be able to make Sub-Account transfers to either of the Merging Portfolios’ Sub-Accounts, including transfers via any of the Dollar Cost Averaging programs or Asset Rebalancing.

•	Contract Value. If any of your Contract Value is invested in either of the Merging Portfolios’ Sub-Accounts, the Contract Value will automatically be transferred into the corresponding Acquiring Portfolio’s Sub-Account. You may transfer any Contract Value in the Merging Portfolios’ Sub-Accounts to other investment options currently available under your Contract prior to the Closing Date, subject to applicable Investment Restrictions.

•	Enrollments. If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that include transfers of Contract Value in or out of the either of the Merging Portfolios’ Sub-Accounts, your enrollment will automatically be updated to reflect the corresponding Acquiring Portfolio’s Sub-Account.

•	Investment Restrictions. Investment Restrictions, if applicable, may require you to remain invested in either of the Merging Portfolios’ Sub-Accounts before the Reorganizations and in the corresponding Acquiring Portfolio’s Sub-Accounts after the Reorganizations. Current Investment Restrictions are listed in Appendix C of the Prospectus.

Information Pertaining to the Sub-Account Transfer Rule

•	From July 7, 2021 until August 20, 2021, any money currently invested in either of the Merging Portfolios’ Sub-Accounts may be redirected to another Sub-Account, subject to the Investment Restrictions described in your product prospectus, and will not count as a transfer toward the limitation of allowable transfers per contract year.

•	The transfer of your Contract Value from either of the Merging Portfolios’ Sub-Accounts as a result of the Reorganizations will not be counted against any limitation on the number of transfers that may be performed.

•	During the 60 days after the Closing Date, you will be allowed one Sub-Account transfer from each Acquiring Portfolio's Sub-Account that will not count as a transfer toward the limitation of allowable transfers per contract year.

Upon completion of the Reorganizations, all information and references to the Merging Portfolios’ Sub-Accounts are deleted from your prospectus.

This Supplement should be retained for future reference.

HFR-061721-FM